SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2010

ORIENT PETROLEUM AND ENERGY INC.
(Exact name of small business issuer as specified in its charter)

NEVADA	333-148098	20-5240593
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1 Xingqing Road, Cuiting Plaza, Suite 2201
Xi’an, Shaanxi Province
People’s Republic of China 710032
 (Address of Principal Executive Offices)

(86) 29-83213199
(Issuer Telephone number)

Xtreme Link, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on October 14, 2010, the Registrant changed its name from “Xtreme Link, Inc.” to “Orient Petroleum and Energy, Inc.” The name change was effected through filing a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State, a copy of which is filed herewith. The name change was approved on September 27, 2010 by the Registrant’s board of directors and the holder of a majority of the Registrant’s issued and outstanding common stock.  The Registrant changed its name to better reflect its direction and business.

In connection with the name change, as of the open of business on October 14, 2010, the Registrant has the following new CUSIP number and trading symbol on the Over-the-Counter Bulletin Board:

New CUSIP Number: 68620N 106
New Trading Symbol: OPEI

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State on October 5, 2010 and effective October 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 14, 2010	Orient Petroleum and Energy, Inc. (Registrant)

	By:	/s/ Anping Yao
Anping Yao
Chief Executive Officer